                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-45397) of Shell Oil Company of our report dated February 6, 1997 appearing on page 33 of this Form 10-K.

PRICE WATERHOUSE LLP
Houston, Texas
March 7, 1997

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